DTE 2Q 2021 EARNINGS CONFERENCE CALL JULY 27, 2021 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that providing DT Midstream with the transition services previously negotiated could adversely affect our business, and that the transaction may not achieve some or all of the anticipated benefits; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

Participants 3 Jerry Norcia – President and CEO Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director Investor Relations

Focusing on our employees, customers and communities while delivering for investors 4 Employees • Recognized as a Gallup Great Workplace for the ninth consecutive year • Building on our diversity, equity and inclusion focus with acceleration of commitment to build an even better workplace Customers • Continued successfully growing our voluntary renewables program with 1,300 MW approved and 950 MW subscribed; increasing affordability and access to low-income customers • Partnered with Ford Motor Company on new rooftop solar installation and battery storage technology Community • Named to the Civic 50 by Points of Light for the fourth consecutive year • Launched Tree Trim Academy to create 200 high-paying jobs in Detroit Investors • Successfully executed spin of DTM on July 1 which was well-received by all stakeholders • Strong 2Q results; raising 2021 operating earnings1 guidance • DTE dividend payout to be consistent with pure-play utility peers 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Continuing to deliver successful operational results

DTE Electric

- Targeting net zero carbon emissions by 2050
  - Retired River Rouge Power Plant in 2Q 2021
- Voluntary renewables program MIGreenPower is one of the largest in the country with over 35,000 customers and 950 MW of subscriptions

DTE Gas

- Targeting net zero greenhouse gas emissions by 2050
- Began second phase of construction on major transmission renewal project in Northern Michigan
- CleanVision Natural Gas Balance Program announced in 2021 and growing rapidly with over 3,000 customers

Power & Industrial Projects

- Began construction on new RNG facility in South Dakota; in-service 3Q 2022
- Advanced discussions on new industrial energy and RNG projects
- Received The Association of Union Contractors Project of the Year award for the Ford Dearborn cogeneration project


DTE
DTE

DTE
5

Strong financial start to 2021; maintaining 5% - 7% long-term operating EPS1 growth target 61. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Strong start to 2021 ✓ Increasing 2021 operating EPS guidance from a midpoint of $5.51 per share to $5.77 per share ✓ Moving year-over-year growth in operating EPS guidance from 7.4% to a robust 12.5% ✓ Positioning DTE for future success ✓ Confirming 5% - 7% operating EPS growth rate from 2020 original guidance to 2025 Long-term growth driven by strength of utilities ✓ Successful spin transitions DTE into a predominantly pure-play utility ✓ Generating 90% of future operating earnings from regulated utilities with $17 billion investment in 5-year plan ✓ Utility investment focused on clean generation and improving reliability and the customer experience 70% 20% 10% 76% 16% 8% Operating earnings 90% utility 2021 - 2025 capital investment plan 92% utility Gas utility Non-utility Electric utility

2020 2021 Variance Primary drivers DTE Electric $219 $238 $19 Higher commercial sales, rate implementation and warmer weather in 2021 offset by non-qualified benefit plan investment gains in 2020 DTE Gas 11 7 (4) Warmer weather in 2021 offset by rate implementation Gas Storage & Pipelines2 70 86 16 LEAP in-service and other pipeline earnings Power & Industrial Projects 25 34 9 New RNG projects Energy Trading 5 21 16 Gas portfolio performance Corporate & Other (35) (57) (22) Timing of taxes and interest DTE Energy $295 $329 $34 Operating EPS $1.53 $1.70 $0.17 Avg. Shares Outstanding 193 194 2Q 2021 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. January – June results for Midstream will be moved to discontinued operations beginning in 3Q 7 (millions, except EPS)

Current guidance Revised guidance Primary drivers DTE Electric $826 - $840 $853 - $867 Warmer than normal weather, sustained continuous improvement and uncollectible expense favorability DTE Gas 202 - 212 202 – 212 Power & Industrial Projects 147 - 163 152 - 168 Higher REF volumes Energy Trading 15 - 25 30 - 40 Primarily realization of gas storage asset gains from Texas weather event Corporate & Other (148) - (138) (148) - (138) DTE Energy $1,042 - $1,102 $1,089 - $1,149 Operating EPS from continuing operations $5.36 - $5.66 $5.62 - $5.92 Raising 2021 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 8 Strong 2021 financial results allow for increased guidance and positions DTE for future success

Maintaining strong cash flow, balance sheet and credit profile

(billions)

Planned equity issuances 2021 - 2023


$1.3
Convertible equity units
Targeting no equity issuances in 2021
$0.0 - $0.2
2021
2022
2023
$1.3 - $1.5

- Issued $1 billion in green bonds in 2021; $2 billion issued in total in the past four years
- Strong investment-grade credit rating
  - Targeting ~16% FFO[1] / Debt[2]
- Significant debt paydown with proceeds from DTM debt raise
  - Retiring ~$2.6 billion of long-term parent debt

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

Strong cash flows have reduced equity needs in plan

DTE

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

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25% 54% 270% Positioned for success in 2021 and beyond 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 6/30/2021 ✓ Increasing 2021 operating EPS1 guidance ✓ On track to achieve 5% - 7% long-term operating EPS growth from 2020 original guidance midpoint ✓ Successfully executed DTM spin which positions DTE as a predominantly pure-play utility ✓ Delivering on operational results ✓ Maintaining strong balance sheet; targeting no equity issuances in 2021 ✓ Continuing long track record of delivering premium shareholder returns with a strong and growing dividend consistent with pure-play utility peers 10 Total shareholder return2 1-year 5-year 10-year S&P 500 Utilities DTE

VISIT US: DTE INVESTOR RELATIONS 2020 ESG REPORT CORPORATE CITIZENSHIP HIGHLIGHTS

12 Appendix

Revising 2021 cash flow and capital expenditures guidance to reflect DTM spin impacts 13 Current guidance Revised guidance Cash from operations1 $3.0 $2.7 Capital expenditures (4.2) (3.9) Free cash flow ($1.2) ($1.2) Dividends (0.8) (0.8) Net cash ($2.0) ($2.0) Debt financing Impacts to continuing operations Issuances $2.1 $2.3 Redemptions (0.5) (0.7) Impacts due to spin of DTM DTM distribution - 3.0 Spin-related redemptions2 - (3.0) Total debt financing $1.6 $1.6 Change in cash on hand ($0.4) ($0.4) Current guidance Revised guidance DTE Electric Base infrastructure $1,030 $1,030 New generation 950 950 Distribution infrastructure 1,030 1,030 $3,010 $3,010 DTE Gas Base infrastructure $325 $325 Main renewal 295 295 $620 $620 Non-utility $500 - $700 $200 - $350 Total $4,130 - $4,330 $3,830 - $3,980 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Includes $0.4 billion of debt breakage fees

Cash flow and capital expenditures actuals 14 YTD 2020 YTD 2021 DTE Electric Base infrastructure $475 $327 New generation 502 701 Distribution infrastructure 401 482 $1,378 $1,510 DTE Gas Base infrastructure $104 $118 Main renewal 117 160 $221 $278 Non-utility $591 $143 Total $2,190 $1,931 (millions) Cash flow Capital expenditures (billions) YTD 2020 YTD 2021 Cash from operations1 $1.7 $1.9 Capital expenditures (2.2) (1.9) Free cash flow ($0.5) $0.0 Dividends (0.4) (0.4) Other - (0.1) Net cash ($0.9) ($0.5) Debt financing Impacts to continuing operations Issuances $1.7 $1.0 Redemptions (0.3) (0.6) Impacts due to spin of DTM DTM distribution - 3.0 Total debt financing $1.4 $3.4 Change in cash on hand $0.5 $2.9 1. Includes equity issued for employee benefit programs

Weather impact on sales 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 15 2Q 2020 2Q 2021 % Change YTD 2020 YTD 2021 % Change Actuals 259 308 19% 259 308 19% Normal 215 233 8% 215 233 8% Deviation from normal 20% 32% 20% 32% (millions) (per share) 2Q YTD 2Q YTD 2020 $18 $0 $0.09 $0.00 2021 $24 $15 $0.12 $0.08 Cooling degree days Operating earnings1 impact of weather Weather normal sales (GWh) YTD 2020 YTD 2021 % Change Residential 7,464 7,571 1% Commercial 8,671 9,183 6% Industrial 4,534 4,932 9% Other 108 106 (2%) 20,777 21,792 5% DTE Electric 2Q 2020 2Q 2021 % Change YTD 2020 YTD 2021 % Change Actuals 957 788 (18%) 3,847 3,839 0% Normal 781 797 2% 4,069 4,009 (1%) Deviation from normal 23% (1%) (5%) (4%) (millions) (per share) 2Q YTD 2Q YTD 2020 $10 ($13) $0.05 ($0.07) 2021 $1 ($10) $0.01 ($0.05) Heating degree days Operating earnings impact of weather DTE Gas

DTE Electric and DTE Gas regulatory update

DTE Electric

- General rate case final order (U-20561)
  - Effective: May 15, 2020
  - Rate recovery: $188 million
  - ROE: 9.9%
  - Capital structure: 50% equity, 50% debt
  - Rate base: $17.9 billion
- Renewable energy plan (U-18232)
  - Received order: July 2020
  - 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar)
- Alternative rate case strategy (U-20835)
  - Received order: April 2021
  - Delays rate case filing to October 2021 or later
- Voluntary renewable plan (U-20713)
  - Received order: June 2021
  - Additional 420 MW in 2022; additional 380 MW from 2023 – 2025
  - Program offerings to provide low-income customers greater access to renewable energy
- Innovative, one-time customer refund regulatory liability (U-20921)
  - Received order: December 2020
  - $30 million voluntary refund
- Securitization filing (U-21015)
  - Received order: June 2021
  - $73.2 million for River Rouge retirement and $156.9 million for vegetation management program

DTE Gas

- General rate case filed February 2021 (U-20940)
  - Effective: January 1, 2022
  - Rate request: $195 million
  - ROE: 10.25%
  - Capital structure: 52% equity, 48% debt
  - Rate base: $5.6 billion
- Voluntary emissions offset plan (U-20839)
  - Received order: October 2020
  - Comprised of a combination of both carbon offsets and Renewable Natural Gas (RNG)
  - 95% of planned emissions reduction is carbon emissions
  - 5% of planned emissions reduction is RNG

Michigan Public Service Commission



Dan Scripps
Chair



Katherine Peretick
Commissioner



Tremaine Phillips
Commissioner

DTE

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Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 17 Environmental Transitioning towards net zero greenhouse gas emissions Delivering clean and reliable energy to customers Protecting our natural resources Social Focusing on the diversity, safety, well-being and success of our employees Committing to a strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities World-class volunteerism Governance Focusing on the oversight of environmental sustainability, social and governance Ensuring board diversity Providing incentive plans tied to safety and customer satisfaction targets

Award-winning commitment to being a top ESG employer in the country 18 Gallup Great Workplace Award 9 consecutive years Inclusion of women-owned businesses in supply chains Overall excellence in diversity Superior corporate citizenship and community involvement Ambassadors Championing Excellence Award for commitment to supporting minority businesses America’s Most Responsible Companies 2021 Veteran friendly employer

Environmental sustainability is critical to the creation of long-term shareholder value 19 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Active participant in coalitions that advocate for strong environmental public policies • Key participant in Governor Whitmer’s initiative to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy Protecting our natural resources and promoting environmental sustainability through stewardship and conservation • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

77% 45% 30% 20% 20% 20% 2% 18% 20 - 25% 1% 17% 25 – 30% 2005 2023E 2030E More than doubling renewable energy by 2024 20 Cleaner generation mix River Rouge Trenton Channel Belle River Monroe 2022 2030 2040 St. Clair Renewables Natural gas Nuclear & other Coal 2021

Committed to diversity, equity and inclusion; creating an environment where all are welcome 21 Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce and supplier base influences our hiring strategies and business practices • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens • Over $700 million invested with diverse suppliers in 2020 as part of our award-winning supplier diversity program • Public advocacy and financial support − Michigan civil rights reform − Removing the digital divide − Equity funding for schools Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee resource groups promote a safe and welcoming environment and offer professional development, networking, mentoring and support

Governance framework provides shareholder rights and enables sustainable value creation 22 average tenure~9yr 3 Directors added since 2018 33% gender or ethnically diverse 83% independent 2 10 4 8 Board diversity Best-in-class governance practices ✓ Lead Independent Director ✓ Stock ownership guidelines for non-employee Directors ✓ Majority voting standard ✓ Annual Director elections ✓ Established corporate governance guidelines ✓ Publication of Environmental, Social, Governance and Sustainability report ✓ Shareholder ability to call a special meeting ✓ No supermajority voting provisions to approve mergers or amend charter ✓ Overboard policy

• Economic net income equals economic gross margin3 minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget Energy Trading reconciliation 2021 Energy Trading reconciliation of operating earnings1 to economic net income 23 (millions) 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts 3. Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs 2Q 2020 2Q 2021 Operating earnings $5 $21 Accounting adjustments2 (4) 8 Economic net income $1 $29 YTD 2020 YTD 2021 Operating earnings $19 $35 Accounting adjustments2 11 4 Economic net income $30 $39

Adjustments key A) Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and maintenance B) Impairment of notes receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net C) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility E) Adjustment to Income Tax Expense due to a tax law change in West Virginia F) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net G) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operation and maintenance H) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to the CARES Act 2Q 2020 and 2Q 2021 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) 24 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 25 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.